SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 22, 2007

StatSure Diagnostic Systems, Inc.

(Exact name of Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-21284	91-1549305
(Commission	(IRS Employer
File Number)	Identification No.)

1881 Worcester Rd. #200, Framingham, MA.	01701
(Address of principal executive offices)	(Zip Code)

508.872.2625

(Registrant’s telephone number, including area code)

Saliva Diagnostic Systems, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On October 22, 2007, StatSure Diagnostic Systems, Inc. (the "Company"), filed a Form 8-K. Annexed hereto are relevant Exhibits.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K/A shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing. This Current Report on Form 8-K/A does not constitute a determination of whether any information included herein is material.

Item 9.01	Financial Statements and Exhibits.

Exhibit #	Description
10.23	Securities Purchase Agreement with IM US Holdings, LLC.
10.24	Common Stock Purchase Warrant with IM US Holdings, LLC.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

StatSure Diagnostic Systems, Inc.

Date: December 5, 2007	By:	/s/ Steven Peltzman
Steven Peltzman
Chief Executive Officer